EXHIBIT 24.1

                         POWER OF ATTORNEY

 Know All Men by These Presents:

     WHEREAS, Plastics Mfg. Company, a Wisconsin corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is Chairman of the Board, President, Chief Executive Officer, Treasurer, and a director of the Registrant, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Scott W. Scampini (with full power to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of November, 1999.

                         /S/ MARK G. SELLERS
                         Name:  Mark G. Sellers
                         Title: Chairman of the Board, President, Chief
                              Executive Officer, Treasurer, and Director

                         POWER OF ATTORNEY

 Know All Men by These Presents:

     WHEREAS, Plastics Mfg. Company, a Wisconsin corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of common stock of the Registrant (the "Registration
 Statement");

     WHEREAS, the undersigned is Executive Vice President, Secretary, and a director of the Registrant, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Mark G. Sellers (with full power to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of November, 1999.

                         /S/ SCOTT W. SCAMPINI
                         Name:  Scott W. Scampini
                         Title: Executive Vice President, Secretary, and
                                Director

                         POWER OF ATTORNEY

 Know All Men by These Presents:

     WHEREAS, Plastics Mfg. Company, a Wisconsin corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is Vice President-Finance and a director of the Registrant, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Mark G. Sellers and Scott W. Scampini, or either of them (with full power to either of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of November, 1999.

                         /S/ BRUCE L. SCHNEIDER
                         Name:  Bruce L. Schneider
                         Title: Vice President-Finance and Director

                         POWER OF ATTORNEY

 Know All Men by These Presents:

     WHEREAS, Plastics Mfg. Company, a Wisconsin corporation
 (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is Vice President-Sales and a director of the Registrant, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Mark G. Sellers and Scott W. Scampini, or either of them (with full power to either of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of November, 1999.

                         /S/ RUDI PETROVIC
                         Name:  Rudi Petrovic
                         Title: Vice President-Sales and Director

                         POWER OF ATTORNEY

 Know All Men by These Presents:

     WHEREAS, Plastics Mfg. Company, a Wisconsin corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is a director of the Registrant, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Mark G. Sellers and Scott W. Scampini, or either of them (with full power to either of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of November, 1999.

                         /S/ JEFFREY A. KOLBOW
                         Name:  Jeffrey A. Kolbow
                         Title: Director